                               SUBJECT TO REVISION
                     SERIES TERM SHEET, DATED APRIL 30, 2001

                                 $1,035,000,000

                   TOYOTA AUTO RECEIVABLES 2001-B OWNER TRUST

                      TOYOTA AUTO FINANCE RECEIVABLES LLC,
                                     SELLER

                        TOYOTA MOTOR CREDIT CORPORATION,
                                    SERVICER


            $500,000,000 FLOATING RATE ASSET BACKED NOTES, CLASS A-2 $360,000,000 FLOATING RATE ASSET BACKED NOTES, CLASS A-3 $175,000,000 FLOATING RATE ASSET BACKED NOTES, CLASS A-4

The trust will issue the following notes:


 ----------------------------------------------------------------------------------------------------------------------------------
                              INITIAL PRINCIPAL                           ACCRUAL        FIRST INTEREST         FINAL SCHEDULED
                                   AMOUNT           INTEREST RATE        METHOD(2)        PAYMENT DATE           PAYMENT DATE
                             ------------------- --------------------- --------------  --------------------  ----------------------
   Class A-1 Notes(1)......      $417,840,000              %            Actual/360        June 15, 2001          May 15, 2002
   Class A-2 Notes(3)......      $500,000,000      1-mo LIBOR + %       Actual/360        June 15, 2001        December 15, 2003
   Class A-3 Notes(3)......      $360,000,000      1-mo LIBOR + %       Actual/360        June 15, 2001         March 15, 2005
   Class A-4 Notes(3)......      $175,000,000      1-mo LIBOR + %       Actual/360        June 15, 2001        October 15, 2007

   (1) The Class A-1 Notes will not be offered to third party investors at this time. This term sheet is not an offer to sell or the solicitation of an offer to buy the Class A-1 Notes.

   (2) Interest generally will accrue on the notes from payment date to payment date.

   (3) The interest rate on these classes of notes will be adjusted on a monthly basis to one-month LIBOR plus the applicable spread. The trust and Toyota Motor Credit Corporation will enter into an interest rate swap agreement to convert some of the fixed rate interest yield on the receivables owned by the trust to a floating rate consistent with the interest accrual on the Class A-2, Class A-3 and Class A-4 Notes.

       The notes are asset backed securities issued by the trust. The notes are not obligations of Toyota Motor Credit Corporation, Toyota Auto Finance Receivables LLC, Toyota Motor Sales, U.S.A., Inc., Toyota Financial Services Corporation, Toyota Financial Services Americas Corporation, or any of their respective affiliates. Neither the notes nor the receivables are insured or guaranteed by any governmental agency.

       This term sheet contains structural and collateral information about the notes, but does not contain complete information about the offering of the notes. The information contained in this term sheet is preliminary, limited in nature, and may be changed. The information contained in this term sheet will be superseded by information contained in the final prospectus supplement and prospectus relating to the offering of the notes. Sales of notes may not be completed unless the purchaser has received both the prospectus supplement and the prospectus. If any statements in this term sheet conflict with statements in the prospectus supplement or prospectus, the statements in the prospectus supplement and prospectus will control. This term sheet is not an offer to sell or the solicitation of an offer to buy the notes. If the offer, solicitation or sale of the notes in any jurisdiction would be unlawful before the notes are registered or qualified under the securities laws of that jurisdiction, then this term sheet cannot be used to offer or sell the notes in that jurisdiction.

       NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE NOTES OR DETERMINED THAT THIS TERM SHEET IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          JOINT GLOBAL COORDINATORS

   MORGAN STANLEY DEAN WITTER                               SALOMON SMITH BARNEY
                                 CO-MANAGERS
   BANC OF AMERICA SECURITIES LLC
                           DEUTSCHE BANC ALEX. BROWN
                                              J.P. MORGAN SECURITIES INC.
                                                             MERRILL LYNCH & CO.

                                SUMMARY OF TERMS

       THE FOLLOWING INFORMATION HIGHLIGHTS SELECTED INFORMATION THAT WILL BE CONTAINED IN AND DESCRIBED IN GREATER DETAIL IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS AND PROVIDES A GENERAL OVERVIEW OF THE TERMS OF THE NOTES. THE INFORMATION CONTAINED IN THIS TERM SHEET IS PRELIMINARY, LIMITED IN NATURE, AND MAY BE CHANGED. THE INFORMATION CONTAINED IN THIS TERM SHEET WILL BE SUPERSEDED BY INFORMATION CONTAINED IN THE FINAL PROSPECTUS SUPPLEMENT AND PROSPECTUS RELATING TO THE OFFERING OF THE NOTES. TO UNDERSTAND ALL OF THE TERMS OF THE OFFERING OF THE NOTES, YOU SHOULD READ CAREFULLY THE PROSPECTUS SUPPLEMENT AND THE PROSPECTUS. BOTH DOCUMENTS CONTAIN INFORMATION YOU SHOULD CONSIDER WHEN MAKING YOUR INVESTMENT DECISION.

ISSUER

    Toyota Auto Receivables 2001-B Owner Trust.

SELLER

    Toyota Auto Finance Receivables LLC ("TAFR LLC").

SERVICER

    Toyota Motor Credit Corporation ("TMCC").

INDENTURE TRUSTEE

    Wells Fargo Bank Minnesota, National Association.

OWNER TRUSTEE

    First Union Trust Company, National Association.

CLOSING DATE

    On or about May 15, 2001.

CUTOFF DATE

    April 1, 2001.

THE NOTES

    Class A-1 ___% Asset Backed Notes in the aggregate initial principal amount of $417,840,000.

    The Class A-1 Notes will not be offered to third party investors at this time. This term sheet is not an offer to sell or the solicitation of an offer to buy the Class A-1 Notes.

    Class A-2 Floating Rate Asset Backed Notes in the aggregate initial principal amount of $500,000,000.

    Class A-3 Floating Rate Asset Backed Notes in the aggregate initial principal amount of $360,000,000.

    Class A-4 Floating Rate Asset Backed Notes in the aggregate initial principal amount of $175,000,000.

THE SUBORDINATED SELLER'S INTEREST

    The trust will also issue to TAFR LLC, as the seller, in certificated form, a fractional undivided interest in the trust that includes the right to payment of certain available amounts in excess of those necessary to make payments on the notes on each payment date to the extent specified in this term sheet. This fractional undivided interest will not bear interest and is not offered by this term sheet.

THE RECEIVABLES

    On the closing date the trust will purchase a pool of new and used automobile and light duty truck retail installment sales contracts originated by Toyota and Lexus dealers having an aggregate principal balance of approximately $1,497,783,044 as of the cutoff date. These contracts are referred to as the "receivables." The receivables were sold by the dealers to TMCC and will be resold by TMCC to TAFR LLC, who will sell them to the trust. Additional information about the receivables follows this summary section.

TERMS OF THE SECURITIES

A.  PAYMENT DATES

    The fifteenth day of each month or, if the fifteenth day of the month is not a business day, the next business day, commencing June 15, 2001.

B.  COLLECTION PERIODS

    The calendar month preceding the related payment date.

C.  INTEREST RATES

    The Class A-1 Notes will bear interest for each interest accrual period at the fixed annual interest rates to be specified on the cover of the final prospectus supplement. The Class A-2, Class A-3 and Class A-4 Notes will bear interest for each interest accrual period at one-month LIBOR plus the applicable margin to be specified on the first page of the final prospectus supplement.

    The fractional undivided interest in the trust retained by TAFR LLC will not bear interest.

D.  INTEREST ACCRUAL

    The Class A-1, Class A-2, Class A-3 and Class A-4 Notes will accrue interest on an actual/360 basis from (and including) a payment date to (but excluding) the next payment date, except that the first interest accrual period will be from (and including) the closing date to (but excluding) June 15, 2001. The Class A-2, Class A-3 and Class A-4 Notes will continue to accrue interest at their respective floating rates even if the swap is terminated.

E.  PAYMENT PRIORITIES

    In general, Noteholders are entitled to receive payments of interest and principal from the trust only to the extent that net collections on the receivables, giving effect to any net swap payments to or by the trust (including any swap termination payment), advances and reimbursements of advances and amounts on deposit in the reserve account are sufficient to make the payments described below in the order of priority described below.

    On each payment date, the trust will make payments from net collections on the receivables received during the related collection period and, if necessary, from amounts withdrawn from the reserve account.

    Advances made by the servicer and any swap payments from the swap counterparty to the trust (including any swap termination payment) will be included in collections, and reimbursements of servicer advances and any net swap payments to the swap counterparty by the trust (including any swap termination payment) will be deducted from collections before any payments are made. The trust will make payments in the following order of priority:

       1.    SERVICING FEE--The servicing fee payable to the servicer;

       2. CLASS A NOTE INTEREST--Accrued and unpaid interest on the Class A-1, Class A-2, Class A-3 and Class A-4 Notes, together with any amounts that were to be paid pursuant to this clause 2 on any prior payment date but were not paid because sufficient funds were not available to make such payment (with interest accrued on such unpaid amounts at the related Note interest rate);

       3. ALLOCATION OF PRINCIPAL--To the principal distribution account, an amount equal to the excess, if any, of (x) the principal balance of the receivables as of the end of the collection period preceding the related collection period (or, in the case of the first collection period, as of the cutoff date) over (y) the principal balance of the receivables as of the end of the related collection period, together with any amounts that were to be paid pursuant to this clause 3 on any prior payment date but were not paid because sufficient funds were not available to make such payment;

       4. RESERVE ACCOUNT DEPOSIT--To the reserve account, the amount, if any, necessary to cause the balance of funds therein to equal the required balance described under "Reserve Account" below; and

       5. EXCESS AMOUNTS--Any remaining amounts will be distributed to TAFR LLC in respect of its fractional undivided interest in the trust.

    Allocations of Principal--On each payment date, from the amounts deposited into the principal distribution account from the allocations of principal described in clause 3 above, the trust will pay principal of the securities in the following priority:

       1.    to the Class A-1 Notes until they are paid in full;

       2.    to the Class A-2 Notes until they are paid in full;

       3.    to the Class A-3 Notes until they are paid in full;

       4.    to the Class A-4 Notes until they are paid in full; and

       5. after the Class A Notes are paid in full, any remaining funds to TAFR LLC in respect of the fractional undivided interest in the trust issued to it.

    To the extent there is an event of default under the Indenture (including any termination of the swap agreement) that results in acceleration of the notes, the "Payment Priorities" above will be revised so that principal for the Class A Notes would be paid pro rata.

    Under those circumstances, the amounts available to make payments to any class of Class A Notes may be reduced based on (i) the sufficiency of proceeds from the liquidation of the assets of the trust and (ii) any obligation of the trust to make a swap termination payment to the swap counterparty, which obligation will be senior in priority to all distributions to holders of the Class A Notes.

F.  SUBORDINATION

    As long as any Class A Notes remain outstanding, all payments on each payment date in respect of the fractional undivided interest in the trust issued to TAFR LLC will be subordinated to payments of interest on and principal of the Class A Notes.

G.  SWAP AGREEMENT

    The trust will enter into a swap agreement with Toyota Motor Credit Corporation, as swap counterparty. Under the swap agreement, on each payment date the trust will be obligated to pay to the swap counterparty an amount equal to interest accrued on a notional amount equal to the principal balances of the Class A-2, Class A-3 and Class A-4 Notes at notional fixed rates of __%, __% and __%, respectively, and the swap counterparty will be obligated to pay to the trust interest accrued on the Class A-2, Class A-3 and Class A-4 Notes at their respective floating rates. Payments will be made on a net basis between the trust and the swap counterparty.

    Certain events that are not entirely within the control of the trust or the swap counterparty may, and any event of default under the indenture that results in the acceleration of the notes will, cause the termination of the swap agreement. Upon a termination of the swap agreement, the principal of the Class A Notes will be immediately due and payable and the indenture trustee will be obligated to liquidate the assets of the trust. Certain events that would cause termination of the swap agreement would also cause the trust to be obligated to make a swap termination payment to the swap counterparty (the amount of which the trust cannot estimate at the date hereof, but which may be significant). Any swap termination payment owed to the swap counterparty would reduce the amounts available to be paid to all noteholders following any termination and liquidation. In this event, holders of the Class A Notes may suffer a loss.

    Toyota Motor Credit Corporation's long term debt ratings are Aa1 and AAA by Moody's Investors Service, Inc. ("Moody's") and Standard and Poor's Ratings Service, a division of the McGraw-Hill Companies, Inc. ("S&P"), respectively, and its short term debt ratings are P-1 and A-1+ by Moody's and S&P, respectively. In the event the long term debt ratings of the swap counterparty are reduced below Aa3 by Moody's or AA- by S&P, or the short-term ratings are reduced below P-1 by Moody's or A-1+ by S&P (or, in either case, such lower ratings as may be permitted by Moody's and S&P), the swap counterparty may assign the swap agreement to another party, obtain a replacement swap agreement on substantially the same terms as the swap agreement, or collateralize its obligations under the swap agreement. However, the swap counterparty shall have no obligation to assign the swap agreement, obtain a replacement swap agreement or collateralize its obligations under the swap agreement in the event of a ratings downgrade, and neither the trust nor noteholders will have any remedy against the swap counterparty with respect to these events.

H.  RESERVE ACCOUNT

    On the closing date, the seller will deposit approximately $3,744,458 (0.25% of the outstanding principal balance of the receivables as of the cutoff date) into the reserve account for the trust.

    On each payment date, if collections on the receivables, any net swap payments to the trust and advances by the servicer are insufficient to pay the first three items listed under "Payment Priorities" above, the indenture trustee will withdraw funds (if available) from the reserve account to pay those amounts.

    If the principal balance of a class of notes is not paid in full on the related final scheduled payment date, the indenture trustee will withdraw amounts from the reserve account (if available) to pay that class in full.

    The amount required to be on deposit in the reserve account at the close of business on any payment date will be the greater of (a) 0.75% of the outstanding principal balance of the receivables as of the end of the related collection period or (b) approximately $7,488,915 (0.50% of the outstanding principal balance of the receivables as of the cutoff date), except that if charge-offs or delinquencies exceed specified levels, the required amount will be the greatest of (i) 0.75% of the outstanding principal balance of the receivables as of the end of the related collection period, (ii) approximately $7,488,915 (0.50% of the outstanding principal balance of the receivables as of the cutoff date) and (iii) 5.50% of the outstanding principal balance of the notes as of such payment date (after giving effect to payments of principal made on such date). On each payment date, the trust will deposit, to the extent available, the amount, if any, necessary to cause the balance of funds on deposit in the reserve account to equal the required balance set forth above after all other distributions are made on the Notes.

I.  FINAL SCHEDULED PAYMENT DATES

    The trust is required to pay the outstanding principal amount of each class of notes in full on or before the related final scheduled payment date specified on the first page of this term sheet.

J.  OPTIONAL REDEMPTION; CLEAN-UP CALL

    The servicer may redeem the Class A Notes in whole, but not in part, at a price at least equal to the unpaid principal amount of those notes plus any accrued and unpaid interest thereon, on any payment date when the outstanding principal balance of the receivables has declined to 10% or less of the principal balance of the receivables as of the cutoff date.

MINIMUM DENOMINATIONS

    The notes will be issued only in denominations of $1,000 or more.

REGISTRATION OF THE SECURITIES

    Interests in the notes will be held through The Depository Trust Company in the United States, or Clearstream or the Euroclear System in Europe or Asia. This is referred to as book-entry registration. You will not receive a definitive note except under limited circumstances.

    We expect the notes to be delivered through The Depository Trust Company, Clearstream and the Euroclear System on or about May 15, 2001.

TAX STATUS

    Subject to important considerations described in the prospectus supplement and prospectus, O'Melveny & Myers LLP, special tax counsel to the trust, will deliver its opinion that the Class A-2, Class A-3 and Class A-4 Notes will be characterized as debt and the trust will not be characterized as an association or a publicly traded partnership taxable as a corporation for federal income and California income and franchise tax purposes.

    If you purchase the notes, you will agree to treat the notes as debt instruments.

ERISA CONSIDERATIONS

    Subject to the important considerations described in the prospectus supplement and prospectus, the notes generally are eligible for purchase by employee benefit plans.

    IF YOU ARE A BENEFIT PLAN FIDUCIARY CONSIDERING THE PURCHASE OF NOTES, YOU SHOULD CONSULT WITH YOUR COUNSEL IN DETERMINING WHETHER ALL REQUIRED CONDITIONS HAVE BEEN SATISFIED.

RATINGS

    It is a condition to the issuance of the securities that: the Class A-2, Class A-3 and Class A-4 Notes be rated "AAA" by S&P, and "Aaa" by Moody's.

    A SECURITY RATING IS NOT A RECOMMENDATION TO BUY, SELL OR HOLD NOTES. THE RATINGS OF THE NOTES ADDRESS THE LIKELIHOOD OF THE PAYMENT OF PRINCIPAL AND INTEREST ON THE NOTES IN ACCORDANCE WITH THEIR TERMS. A RATING AGENCY MAY SUBSEQUENTLY LOWER OR WITHDRAW ITS RATING OF ANY CLASS OF NOTES. IF THIS HAPPENS, NO PERSON OR ENTITY WILL BE OBLIGATED TO PROVIDE ANY ADDITIONAL CREDIT ENHANCEMENT FOR THE NOTES.

    THE TRUST WILL OBTAIN THE RATINGS MENTIONED ABOVE FROM S&P AND MOODY'S. HOWEVER, ANOTHER RATING AGENCY MAY RATE THE NOTES AND, IF SO, MAY ASSIGN RATINGS LOWER THAN THE RATINGS OBTAINED BY THE TRUST.

RISK FACTORS

    Investment in the notes is subject to various risks, many of which will be described under the caption "Risk Factors" in the final prospectus supplement and prospectus relating to the notes, each of which should be read carefully in connection with any decision to invest in the notes.

                              THE RECEIVABLES POOL

       The receivables are required to meet certain selection criteria as of the cutoff date. Pursuant to such criteria, each receivable: (i) was, at the time of origination, secured by a new or used automobile or light duty truck; (ii) was originated in the United States; (iii) provides for scheduled monthly payments that fully amortize the amount financed by such receivable over its original term (except for minimally different payments in the first or last month in the life of the receivable); (iv) had an original number of scheduled payments of not less than 12 and not more than 72 and, as of the cutoff date, had a remaining number of scheduled payments of not less than 5 and not more than 72;
(v) provides for the payment of a finance charge at an annual percentage rate ranging from 6.00% to 15.00%; (vi) does not have a payment that is more than 30 days past due as of the cutoff date; (vii) is not a receivable as to which payments ahead of more than 6 scheduled payments have been received from or on behalf of the related obligor; (viii) is being serviced by TMCC; (ix) to the best knowledge of the seller, is not due from any obligor who is presently the subject of a bankruptcy proceeding or is bankrupt or insolvent; (x) does not relate to a vehicle that has been repossessed without reinstatement as of the cutoff date; (xi) does not relate to a vehicle as to which insurance has been force-placed as of the cutoff date; (xii) as of the cutoff date had a remaining principal balance of not less than $400 and not more than $49,988; and (xiii) as to which the related obligor is not an employee of TMCC or any of its affiliates. TMCC does not originate retail installment sales contracts in Hawaii, and retail installment sales contracts originated in Texas or by a subsidiary of TMCC operating in Puerto Rico will not be included in the trust. No selection procedures believed by the seller to be adverse to noteholders have been used in selecting the receivables.

       As of the cutoff date, the average principal balance of the receivables was approximately $12,576. Based on the addresses of the originating dealers, the receivables have been originated in 48 states. Except in the case of any breach of representations and warranties by the related dealer, the receivables generally do not provide for recourse against the originating dealer. By aggregate principal balance as of the cutoff date, approximately 12.58% of the receivables constitute precomputed receivables and approximately 87.42% of the receivables constitute simple interest receivables. By aggregate principal balance as of the cutoff date and by number of receivables as of the cutoff date, respectively, approximately 59.96% and 53.96% of the receivables relate to new vehicles financed by TMCC. The remaining 40.04% (by aggregate principal balance as of the cutoff date) and 46.04% (by number of receivables as of the cutoff date) represent used vehicles financed by TMCC. Approximately 94.63% of the aggregate principal balance of the receivables as of the cutoff date represent financing of vehicles manufactured or distributed by Toyota Motor Corporation or its affiliates.

       The composition, distribution by annual percentage rate and geographic distribution of the receivables as of the cutoff date are as set forth in the following

                         COMPOSITION OF THE RECEIVABLES

       Total Cutoff Date Principal Balance............................................         $1,497,783,044
       Number of Receivables..........................................................                119,098
       Average Cutoff Date Principal Balance..........................................                $12,576
          Range of Cutoff Date Principal Balances.....................................         $401 - $49,988
       Average Original Amount Financed...............................................                $17,539
          Range of Original Amount Financed...........................................         $811 - $80,617
       Weighted Average APR(1)........................................................                  9.137%
          Range of APRs...............................................................          6.00% - 15.00%
       Weighted Average Original Number of Scheduled Payments(1)......................                   58.8
          Range of Original Number of Scheduled Payments..............................                12 - 72
       Weighted Average Remaining Number of Scheduled Payments(1).....................                   45.7
          Range of Remaining Number of Scheduled Payments.............................                 5 - 72

--------------
  (1)  Weighted by Principal Balance as of the Cutoff Date.

                     DISTRIBUTION OF THE RECEIVABLES BY APR


                                                                                                  PERCENTAGE OF
                                                      PERCENTAGE OF                                CUTOFF DATE
                                      NUMBER OF        TOTAL NUMBER            CUTOFF DATE          PRINCIPAL
RANGE OF APRS                        RECEIVABLES      OF RECEIVABLES         PRINCIPAL BALANCE      BALANCE
-------------------                 ---------------  -----------------  -----------------------  ----------------
6.00% - 6.99%.....................       11,168            9.38%          $   123,905,325.84            8.27%
7.00% - 7.99%.....................       41,665           34.98               475,478,083.87           31.75
8.00% - 8.99%.....................       24,186           20.31               323,778,317.25           21.62
9.00% - 9.99%.....................       11,661            9.79               168,047,939.54           11.22
10.00% - 10.99%...................        9,721            8.16               126,326,747.67            8.43
11.00% - 11.99%...................        6,730            5.65                84,171,644.36            5.62
12.00% - 12.99%...................        5,585            4.69                77,236,929.20            5.16
13.00% - 13.99%...................        3,956            3.32                57,097,737.70            3.81
14.00% - 14.99%...................        3,837            3.22                54,113,851.48            3.61
15.00%............................          589            0.49                 7,626,466.65            0.51
                                    ---------------  -----------------  -----------------------  ----------------
   Total(1).......................      119,098          100.00%           $1,497,783,043.56          100.00%
                                    ===============  =================  =======================  ================

--------------
  (1)  Percentages may not add to 100% due to rounding.

                     DISTRIBUTION OF RECEIVABLES BY STATE(1)


                                                            PERCENTAGE                      PERCENTAGE OF
                                                             OF TOTAL                        CUTOFF DATE
                                                NUMBER OF    NUMBER OF      CUTOFF DATE       PRINCIPAL
STATE                                          RECEIVABLES  RECEIVABLES  PRINCIPAL BALANCE     BALANCE
-----                                         -----------------------------------------------------------
Alabama....................................           159       0.13%   $      3,076,536.60      0.21%
Alaska.....................................            45       0.04             568,876.98      0.04
Arizona....................................         1,320       1.11          19,860,231.71      1.33
Arkansas...................................         1,485       1.25          20,148,612.12      1.35
California.................................        36,310      30.49         459,782,772.22     30.70
Colorado...................................         1,385       1.16          18,812,773.04      1.26
Connecticut................................         2,588       2.17          30,537,466.32      2.04
Delaware...................................           513       0.43           6,494,914.99      0.43
Florida....................................           732       0.61          13,983,702.83      0.93
Georgia....................................           206       0.17           4,365,600.49      0.29
Idaho......................................           144       0.12           2,038,190.10      0.14
Illinois...................................         6,995       5.87          87,293,922.32      5.83
Indiana....................................         1,321       1.11          15,911,084.55      1.06
Iowa.......................................           254       0.21           2,967,995.64      0.20
Kansas.....................................         1,175       0.99          15,078,454.95      1.01
Kentucky...................................           758       0.64          10,161,767.46      0.68
Louisiana..................................         2,545       2.14          32,009,583.57      2.14
Maine......................................           265       0.22           2,998,376.24      0.20
Maryland...................................        10,507       8.82         128,163,144.80      8.56
Massachusetts..............................         3,759       3.16          44,058,852.51      2.94
Michigan...................................         1,905       1.60          24,054,617.78      1.61
Minnesota..................................         1,008       0.85          14,186,783.68      0.95
Mississippi................................           633       0.53           8,442,273.21      0.56
Missouri...................................         2,552       2.14          30,600,765.79      2.04
Montana....................................            33       0.03             391,870.55      0.03
Nebraska...................................           213       0.18           2,990,283.80      0.20
Nevada.....................................           539       0.45           8,562,800.21      0.57
New Hampshire..............................         1,570       1.32          16,619,455.17      1.11
New Jersey.................................         5,705       4.79          68,276,696.62      4.56
New Mexico.................................           616       0.52           8,287,756.66      0.55
New York...................................         6,668       5.60          78,950,262.90      5.27
North Carolina.............................           410       0.34           7,389,751.46      0.49
North Dakota...............................            34       0.03             360,550.18      0.02
Ohio.......................................         3,509       2.95          43,886,380.59      2.93
Oklahoma...................................         1,088       0.91          14,670,415.46      0.98
Oregon.....................................         1,350       1.13          17,407,072.58      1.16
Pennsylvania...............................         4,455       3.74          57,451,098.11      3.84
Rhode Island...............................           652       0.55           6,842,010.22      0.46
South Carolina.............................           224       0.19           3,818,959.27      0.25
South Dakota...............................            53       0.04             789,420.86      0.05
Tennessee..................................         1,913       1.61          26,128,092.68      1.74
Utah.......................................           792       0.66          10,736,841.50      0.72
Vermont....................................           363       0.30           3,807,979.38      0.25
Virginia...................................         7,362       6.18          86,420,835.34      5.77
Washington.................................         1,706       1.43          22,585,877.58      1.51
West Virginia..............................           276       0.23           3,991,168.55      0.27
Wisconsin..................................           923       0.77          10,908,697.95      0.73
Wyoming....................................            80       0.07             911,466.04      0.06
                                              -----------------------------------------------------------
   Total(2)................................       119,098     100.00%     $1,497,783,043.56    100.00%
                                              ===========================================================

Number of States Represented...............            48

--------------
  (1)  Based solely on the addresses of the originating dealers.
  (2)  Percentages may not add to 100% due to rounding.

                   DELINQUENCIES, REPOSSESSIONS AND NET LOSSES

       Set forth below is certain information concerning TMCC's experience with respect to its portfolio of new and used automobile and light duty truck retail installment sales contracts which it has funded and is servicing, including contracts that have been securitized. The information set forth below for 1996 does not include retail installment sales contracts serviced by an independent finance company conducting business in five southeastern states of the United States.

       The data presented in the following tables are for illustrative purposes only. There is no assurance that TMCC's delinquency, credit loss and repossession experience with respect to automobile and light duty truck retail installment sales contracts in the future, or the experience of the trust with respect to the receivables, will be similar to that set forth below. The percentages in the tables below have not been adjusted to eliminate the effect of the growth of TMCC's portfolio. Accordingly, the delinquency, repossession and net loss percentages would be expected to be higher than those shown if a group of receivables were isolated at a period in time and the delinquency, repossession and net loss data showed the activity only for that isolated group over the periods indicated.

       During fiscal 2000, TMCC completed the national launch of an expanded tiered pricing program for retail installment sales contracts. The objective of the program is to better match customer risk with contract rates charged to allow profitable purchases of a wider range of risk levels. Implementation of this expanded program is expected to result in both increased contract yields and increased credit losses in connection with the purchase of higher risk contracts. Most of the contracts included in the Series 2001-B pool will have been originated under the tiered pricing program and may be expected to perform differently than has TMCC's entire portfolio during the periods described in the following tables.

                        HISTORICAL DELINQUENCY EXPERIENCE


                                                                               AT SEPTEMBER 30,
                                     AT DECEMBER 31,      ------------------------------------------------------------
                                         2000(1)           2000          1999         1998        1997         1996
                                     ----------------     --------     ---------    ---------    --------    ---------
Outstanding Contracts(2)...........          957,052      921,508       762,199      667,639     605,632      574,439
Delinquencies as a Percentage of
   Contracts Outstanding(3)
31-60 days.........................             1.87%        1.68%         1.28%        1.34%       1.79%        1.46%
61-90 days.........................             0.18%        0.17%         0.09%        0.10%       0.16%        0.14%
Over 90 days.......................             0.10%        0.08%         0.06%        0.08%       0.10%        0.08%

--------------
  (1)  In fiscal year 2000, TMCC changed its year-end from September 30 to March
       31. However, historical delinquency data from 1996 through 2000 is reported as of each September 30 fiscal year end. Historical delinquency data covering the six month period beginning October 1, 2000 and ending March 31, 2001 will cover only that six-month transitional period. After April 1, 2002, all subsequent disclosure of historical delinquency data will be as of the preceding March 31.
  (2)  Number of contracts outstanding at end of period.
  (3) The period of delinquency is based on the number of days payments are contractually past due. A payment is deemed to be past due if less than 90% of such payment is made on the related payment date.

                      NET LOSS AND REPOSSESSION EXPERIENCE
                             (DOLLARS IN THOUSANDS)


                                   FOR THE THREE
                                    MONTHS ENDED                FOR THE FISCAL YEAR ENDED SEPTEMBER 30,
                                     DECEMBER 31, --------------------------------------------------------------------
                                       2000(1)        2000          1999          1998          1997          1996
                                   -------------- -----------    ----------     ----------   ----------     ----------
Principal Amount Outstanding(2)      $12,411,404  $11,984,915    $9,699,078     $8,075,636   $6,795,213     $5,930,100

Average Principal Amount
Outstanding(3)                       $12,198,160  $10,841,997    $8,887,357     $7,435,425   $6,362,657     $5,430,406

Number of Contracts Outstanding          957,052      921,508       762,199        667,639      605,632        574,439

Average Number of Contracts
Outstanding(3)                           939,280      841,854       714,919        636,636      590,036        545,882

Number of Repossessions(4)                 3,647       11,449         9,930         10,906       10,994          8,981

Number of Repossessions as a
Percent of the Number of
Contracts Outstanding                       1.52%        1.24%         1.30%          1.63%        1.82%          1.56%

Number of Repossessions as a
Percent of the Average Number of
Contracts Outstanding                       1.55%        1.36%         1.39%          1.71%        1.86%          1.65%

Gross Charge-Offs(5)                     $16,752      $54,621       $49,942        $56,956      $51,191        $33,017

Recoveries(6)                             $2,164       $8,487        $8,060         $7,898       $6,864         $6,604

Net Losses                               $14,588      $46,134       $41,882        $49,058      $44,327        $26,413

Net Losses as a Percentage of
Principal Amount Outstanding                0.47%(7)     0.38%         0.43%          0.61%        0.65%          0.45%

Net Losses as a Percentage of
Average Principal Amount
Outstanding                                 0.48%(7)     0.43%         0.47%          0.66%        0.70%          0.49%

--------------
  (1)  In fiscal year 2000, TMCC changed its year-end from September 30 to March
       31. However, historical delinquency data from 1996 through 2000 is reported as of each September 30 fiscal year end. Historical delinquency data covering the six month period beginning October 1, 2000 and ending March 31, 2001 will cover only that six-month transitional period. After April 1, 2002, all subsequent disclosure of historical delinquency data will be as of the preceding March 31.
  (2) Principal Amount Outstanding includes payoff amount for simple interest contracts and net principal amount for precomputed contracts and unamortized dealer reserve for all contracts.
  (3) Average of the principal amount or number of contracts outstanding as of the beginning and end of the indicated periods.
  (4)  Includes bankrupt repossessions but excludes bankruptcies.
  (5) Amount charged off is the net remaining principal balance, including earned but not yet received finance charges, repossession expenses and unpaid extension fees, less any proceeds from the liquidation of the related vehicle. Also includes dealer reserve charge-offs.
  (6) Includes all recoveries from post-disposition monies received on previously charged-off contracts including any proceeds from the liquidation of the related vehicle after the related charge-off. Also includes recoveries for dealer reserve charge-offs and dealer reserve chargebacks.
  (7) Annualized on the basis of the fiscal year ends determined as described in note (1) above.

                       WEIGHTED AVERAGE LIVES OF THE NOTES

       Prepayments on automotive receivables can be measured relative to a prepayment standard or model. The model used in this term sheet, the Absolute Prepayment Model ("ABS"), represents an assumed rate of prepayment each month relative to the original number of receivables in a pool of receivables. ABS further assumes that all the receivables in such a pool are the same size and amortize at the same rate and that each such receivable will, in each month of its life, either be paid as scheduled or be prepaid in full. For example, in a pool of receivables originally containing 10,000 receivables, a 1% ABS rate means that 100 receivables prepay each month. ABS does not purport to be an historical description of prepayment experience or a prediction of the anticipated rate of prepayment of any pool of receivables, including the receivables.

       As the rate of payment of principal of each class of notes will depend on the rate of payment (including prepayments) of the principal balance of the receivables, final payment of any class of notes could occur significantly earlier than the respective final scheduled payment date for such class. Reinvestment risk associated with early payment of the notes of any class will be borne exclusively by the holders of such notes.

       The table captioned "Percent of Initial Note Principal Amount at Various ABS Percentages" (the "ABS Table") has been prepared on the basis of the characteristics of the receivables described above. The ABS Table assumes that
(i) the receivables prepay in full at the specified constant percentage of ABS monthly, with no defaults, losses or repurchases, (ii) each scheduled monthly payment on each receivable is scheduled to be made and is made on the last day of each month commencing April 30, 2001 and each month has 30 days, (iii) the notes are issued on May 15, 2001 and payments are made on the notes on each payment date (and each such date is assumed to be the fifteenth day of each applicable month), (iv) the balance in the reserve account on each payment date is the required amount described in the summary under "Reserve Account", (v) except as otherwise indicated, the servicer exercises its option to purchase the receivables on the earliest payment date on which such option may be exercised and (vi) there is no swap termination or other event resulting in the acceleration of the Class A Notes. The hypothetical pools each have an assumed cutoff date of April 1, 2001. The ABS Table indicates the projected weighted average life of each class of notes and sets forth the percent of the initial principal amount of each class of notes that is projected to be outstanding after each of the payment dates shown at various constant ABS percentages.

       The ABS Table also assumes that the receivables have been aggregated into hypothetical pools with all of the receivables within each such pool having the following characteristics and that the level scheduled monthly payment for each of the pools (which is based on its aggregate principal balance, APR, original term to maturity and remaining term to maturity as of the assumed cutoff date) will be such that each pool will be fully amortized by the end of its remaining term to maturity.


                                                                                  REMAINING
                                                                                   TERM TO      ORIGINAL TERM
                             NUMBER OF       AGGREGATE PRINCIPAL       APR        MATURITY       TO MATURITY
POOL                        RECEIVABLES          BALANCE ($)           (%)       (IN MONTHS)     (IN MONTHS)
--------                   --------------- ------------------------ ----------- -------------- ----------------
1.......................        6,675          $  19,838,582.62         8.389          9               50
2.......................        8,863             46,322,022.74         8.350         15               51
3.......................        8,374             60,401,309.68         8.447         21               51
4.......................       10,751             98,112,606.93         8.240         27               54
5.......................       12,684            140,079,469.52         8.278         33               55
6.......................       18,117            229,489,238.76         7.896         39               59
7.......................       13,453            190,826,631.16         8.386         44               57
8.......................        8,400            132,767,776.72         9.433         51               59
9.......................       19,729            339,587,903.75        10.157         57               60
10......................        6,799            125,533,278.37        10.106         61               62
11......................        3,998             86,221,785.35        11.168         69               72
12......................        1,255             28,602,437.96        10.791         72               72
                           --------------- ------------------------
                              119,098         $1,497,783,043.56
                           =============== ========================

--------------

       The actual characteristics and performance of the receivables will differ from the assumptions used in constructing the ABS Table. The assumptions used are hypothetical and have been provided only to give a general sense of how the principal cash flows might behave under varying prepayment scenarios. For example, it is very unlikely that the receivables will prepay at a constant level of ABS until maturity or that all of the receivables will prepay at the same level of ABS. Moreover, the diverse terms of receivables within each of the hypothetical pools could produce slower or faster principal distributions than indicated in the ABS Table at the various constant percentages of ABS specified, even if the original and remaining terms to maturity of the receivables are as assumed. Any difference between such assumptions and the actual characteristics and performance of the receivables, or actual prepayment experience, will affect the percentages of initial amounts outstanding over time and the weighted average lives of each class of notes.

       Percent of Initial Note Principal Amount at Various ABS Percentages


                           CLASS A-2 NOTES                 CLASS A-3 NOTES                CLASS A-4 NOTES
                    ------------------------------  ------------------------------ ------------------------------
   PAYMENT DATE     0.50%   1.00%   1.50%   1.80%   0.50%   1.00%   1.50%  1.80%   0.50%   1.00%   1.50%   1.80%
------------------- ------- ------- ---------------------------------------------- ------- ------- ------  ------
   Closing Date     100.00  100.00  100.00  100.00  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    06/15/2001      100.00  100.00  100.00  100.00  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    07/15/2001      100.00  100.00  100.00  100.00  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    08/15/2001      100.00  100.00  100.00  100.00  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    09/15/2001      100.00  100.00  100.00  100.00  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    10/15/2001      100.00  100.00  100.00  100.00  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    11/15/2001      100.00  100.00  100.00   92.69  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    12/15/2001      100.00  100.00   91.86   81.27  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    01/15/2002      100.00   97.30   81.60   70.25  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    02/15/2002      100.00   88.74   71.91   59.79  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    03/15/2002       95.32   80.30   62.46   49.68  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    04/15/2002       87.81   71.99   53.26   39.92  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    05/15/2002       80.34   63.80   44.32   30.52  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    06/15/2002       72.89   55.73   35.63   21.49  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    07/15/2002       65.47   47.80   27.20   12.82  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    08/15/2002       58.67   40.48   19.35    4.64  100.00  100.00  100.00 100.00  100.00  100.00  100.00  100.00
    09/15/2002        51.9   33.28   11.72    0.00  100.00  100.00  100.00  95.52  100.00  100.00  100.00  100.00
    10/15/2002       45.15   26.19    4.32    0.00  100.00  100.00  100.00  85.02  100.00  100.00  100.00  100.00
    11/15/2002       38.43   19.22    0.00    0.00  100.00  100.00   96.04  74.97  100.00  100.00  100.00  100.00
    12/15/2002       31.74   12.37    0.00    0.00  100.00  100.00   86.41  65.36  100.00  100.00  100.00  100.00
    01/15/2003       25.07    5.64    0.00    0.00  100.00  100.00   77.10  56.20  100.00  100.00  100.00  100.00
    02/15/2003       18.98    0.00    0.00    0.00  100.00   99.24   68.47  47.61  100.00  100.00  100.00  100.00
    03/15/2003       12.91    0.00    0.00    0.00  100.00   90.80   60.13  39.41  100.00  100.00  100.00  100.00
    04/15/2003        6.86    0.00    0.00    0.00  100.00   82.52   52.08  31.61  100.00  100.00  100.00  100.00
    05/15/2003        0.85    0.00    0.00    0.00  100.00   74.38   44.33  24.21  100.00  100.00  100.00  100.00
    06/15/2003        0.00    0.00    0.00    0.00   92.86   66.40   36.88  17.21  100.00  100.00  100.00  100.00
    07/15/2003        0.00    0.00    0.00    0.00   84.57   58.58   29.73  10.63  100.00  100.00  100.00  100.00
    08/15/2003        0.00    0.00    0.00    0.00   77.26   51.60   23.21   4.48  100.00  100.00  100.00  100.00
    09/15/2003        0.00    0.00    0.00    0.00   69.98   44.76   16.95   0.00  100.00  100.00  100.00   97.26
    10/15/2003        0.00    0.00    0.00    0.00   62.73   38.05   10.95   0.00  100.00  100.00  100.00   86.02
    11/15/2003        0.00    0.00    0.00    0.00   55.51   31.48    5.22   0.00  100.00  100.00  100.00   75.50
    12/15/2003        0.00    0.00    0.00    0.00   48.33   25.05    0.00   0.00  100.00  100.00   99.47   65.71
    01/15/2004        0.00    0.00    0.00    0.00   41.19   18.76    0.00   0.00  100.00  100.00   88.76    0.00
    02/15/2004        0.00    0.00    0.00    0.00   35.15   13.37    0.00   0.00  100.00  100.00   79.26    0.00
    03/15/2004        0.00    0.00    0.00    0.00   29.13    8.09    0.00   0.00  100.00  100.00   70.21    0.00
    04/15/2004        0.00    0.00    0.00    0.00   23.15    2.92    0.00   0.00  100.00  100.00   61.61    0.00
    05/15/2004        0.00    0.00    0.00    0.00   17.19    0.00    0.00   0.00  100.00   95.64    0.00    0.00
    06/15/2004        0.00    0.00    0.00    0.00   11.27    0.00    0.00   0.00  100.00   85.51    0.00    0.00
    07/15/2004        0.00    0.00    0.00    0.00    5.37    0.00    0.00   0.00  100.00   75.63    0.00    0.00
    08/15/2004        0.00    0.00    0.00    0.00    0.96    0.00    0.00   0.00  100.00   67.92    0.00    0.00
    09/15/2004        0.00    0.00    0.00    0.00    0.00    0.00    0.00   0.00   92.92   60.39    0.00    0.00
    10/15/2004        0.00    0.00    0.00    0.00    0.00    0.00    0.00   0.00   83.91    0.00    0.00    0.00
    11/15/2004        0.00    0.00    0.00    0.00    0.00    0.00    0.00   0.00   74.95    0.00    0.00    0.00
    12/15/2004        0.00    0.00    0.00    0.00    0.00    0.00    0.00   0.00   66.03    0.00    0.00    0.00
    01/15/2005        0.00    0.00    0.00    0.00    0.00    0.00    0.00   0.00    0.00    0.00    0.00    0.00

 Weighted Average
  Life (Years) (1)    1.41    1.20   1.00    0.89    2.63    2.34    2.01    1.79    3.60    3.32   2.92    2.60
 Weighted Average
  Life (Years) (1)(2) 1.41    1.20   1.00    0.89    2.63    2.34    2.01    1.79    3.85    3.54   3.13    2.82

--------------
  (1) The weighted average life of a note is determined by (x) multiplying the amount of each principal payment on a note by the number of years from the date of issuance of the note to the related payment date, (y) adding the results and (z) dividing the sum by the original principal amount of the note.
  (2) This calculation assumes that the servicer does not exercise its option to purchase the receivables.

       The foregoing table has been prepared on the basis of the assumptions described above under "Weighted Average Lives of the Notes" (including the assumptions regarding the characteristics and performance of the receivables, which will differ from the actual characteristics and performance of the receivables), and should be read in conjunction therewith.